THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of July 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-S7)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                          333-106093         75-2006294
--------                          ----------         ----------
(State or Other Jurisdiction     (Commission       (I.R.S. Employer
of Incorporation)                 File Number)     Identification No.)

8400 Normandale Bake Blvd.
Suite 250
Minneapolis, Minnesota                                    55437
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000



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Item 5.  Other Events.

               On July 29, 2004, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates Series 2004-S7, pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2004, among Residential Funding Mortgage Securities I, Inc., as company,
Residential Funding Corporation, as master servicer and U.S. Bank National Association, as Trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

               10.1 Series Supplement, dated as of July 1, 2004, to the Standard Terms of Pooling and Servicing Agreement, dated as of June 1, 2004, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as trustee.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                                 By:  /s/ Mark White
                                 Name:  Mark White
                                 Title: Vice President
Dated: August 12, 2004



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                                     EXHIBIT